Deutsche Asset Management

Cash Reserves Fund -- Institutional Class


Supplement dated December 30, 2002 replaces the supplement dated December 27, 2002 to the Prospectuses dated April 30, 2002.

The following replaces the first sentence in the 'Calculating the Share Price of the Fund' section:

o We calculate the price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') as of 9:00 a.m. Eastern time and as of every hour on the hour thereafter, through and including the close of the business day, normally 4:00 p.m. Eastern time, on each day that the fund is open for business.

The following replaces the 'How to Contact Deutsche Asset Management' by Overnight Mail section in each Fund's prospectus:

By Overnight Mail:    Deutsche Asset Management
                      811 Main Street
                      Kansas City, MO 64105

The following replaces the 'Important Information About Buying and Selling Shares' section in the Cash Reserve Fund's prospectus:

o You may buy and sell shares of a fund through authorized service agents as well as directly from the Service Center. The same terms and conditions apply. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

o You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

o If we receive your purchase order before 4:00 p.m. Eastern time (or earlier, if the Fund closes early) you will receive the dividends declared that day. If we receive it after 4:00 p.m. Eastern time, you will not.

o    You will not receive dividends declared on the day you sell your shares.

o After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the Fund is open for business.

o We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. We do not accept cash, starter or third-party checks or checks issued by credit card companies or internet based companies.

o The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day.

o We reserve the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

o    We remit proceeds from the sale of shares in US dollars.

o    We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares; or 4) in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the previous four circumstances.

o We will not accept purchase and sale orders on any day the New York Stock Exchange is closed.

o Account Statements and Fund Reports: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your fund's overall performance, its current holdings and its investing strategies.

                                                A Member of
                                                Deutsche Asset Management [LOGO]


               Please Retain This Supplement for Future Reference


BT Institutional Funds
CR-3600
CUSIPs:
Cash Reserves Funds -- Institutional Class 055924872